UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 6, 2009
En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-28052 (Commission File Number)	75-2467002 (I.R.S. Employer Identification No.)

18701 Figueroa Street Gardena, California (Address of principal executive offices)	90248 (Zip Code)
(310) 337-5200
Registrant’s telephone number, including area code
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.
     On July 6, 2009, En Pointe Technologies, Inc. (the “Company”) concluded its previously-issued financial statements included in the Company’s Quarterly Reports on Form 10-Q for periods ended December 31, 2008 and March 31, 2009 could no longer be relied upon.
     The financial statements for the periods ended December 31, 2008 and March 31, 2009 will be restated to correct the effects of an error made in the December 31, 2008 financial statements. The error related to a $5.2 million decline in the valuation of a derivative that was reported in Other Comprehensive Loss rather than in earnings. The correction of the $5.2 million error carries forward to the March 31, 2009 quarterly six month operations as well. The Company intends to amend the Forms 10-Q for the two periods ended December 31, 2008 and March 31, 2009, respectively, within 72 hours of filing this Current Report on Form 8-K. Management has discussed the matters disclosed in this Item 4.02 with its independent registered public accounting firm and they are in agreement as to the necessity to restate. The Company previously stated in Item 4T of its Forms 10-Q for the periods ended December 31, 2008 and March 31, 2009, respectively, that its disclosure controls and procedures were not effective as of the end of such periods and, in its Form 10-Q for the period ended March 31, 2009, that its internal controls over financial reporting was not effective as of September 30, 2008, and this restatement provides further evidence of such disclosure.
Where to Find Additional Information about the Merger
     In connection with the proposed merger transaction, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “Commission”) on March 27, 2009, as amended. The definitive proxy statement (when available) will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOLDING CO., ACQUISITION CO. AND THE PROPOSED MERGER. The preliminary and definitive proxy statements and other relevant materials (when they become available), and any other documents filed by the Company with the Commission, may be obtained free of charge at the Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by the Company with the Commission by contacting Investor Relations at ir@enpointe.com, via telephone at (310) 337-5212 or via the Company’s website at www.enpointe.com, or by contacting the Company’s proxy solicitor, The Altman Group, Inc., toll-free at 1 (800) 217-0538.
     The Company, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of stockholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Commission, and will be set forth in the definitive proxy statement relating to the merger when it becomes available.
Forward-Looking Statements
     This Current Report on Form 8-K includes forward-looking statements. In addition, from time to time, the Company, or its representatives, have made or may make forward-looking statements, orally or in writing. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. In particular, forward-looking statements include, without limitation, statements related to the expected closing date of the merger and any other effect, result or aspect of the transaction. The Company has based these forward-looking statements on current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These risks include the risk that the transaction may not be completed, the failure of either party to meet the closing conditions set forth in the merger agreement or that the closing of the transaction may be delayed due to failure to obtain required approvals, or the proposed transaction may disrupt the Company’s current plans and operations. These and other important factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, may cause the actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The Company does not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

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Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

None

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.
July 6, 2009	By:	/s/ Robert A. Mercer
		Name:	Robert A. Mercer
		Title:	Corporate Secretary

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